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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                      -----------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 April 30, 2003


                              IPC ACQUISITION CORP.
             (Exact name of registrant as specified in its charter)


         DELAWARE                      333-82540                74-3022102
(State or other jurisdiction       (Commission file           (IRS Employer
    of incorporation)                  number)              Identification No.)


              88 PINE STREET, WALL STREET PLAZA, NEW YORK, NY 10005
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212)-825-9060





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ITEM 5.  OTHER EVENTS

         On April 30, 2003, IPC Acquisition Corp. exercised its option to purchase Gains International (US) Inc. and Gains International (Europe) Limited from Goldman Sachs Capital Partners 2000 and other private equity funds affiliated with Goldman Sachs for approximately $6.6 million in common stock plus the assumption of deferred consideration and earn-out commitments up to a maximum of approximately $9.9 million dollars based on current exchange rates.

         A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  EXHIBITS

(c) Exhibits

 EXHIBIT NO.        DESCRIPTION
 -----------        -----------
     99.1           Press release of IPC Acquisition Corp. dated April 30, 2003.

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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     IPC Acquisition Corp.

Dated: May 5, 2003                   By:  /s/ Timothy Whelan
                                          -------------------------------------
                                          Timothy Whelan

                                          Chief Financial Officer

                                          (Principal Financial and Accounting
                                          Officer and Duly Authorized Officer)

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